UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 13, 2017

IGS Capital Group Limited

(Exact name of registrant as specified in its charter)

Nevada	000-50760	58-2670972
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

G5, Tiara Mutiara

(No 139, Jalan Puchong)

58200 Kuala Lumpur, Malaysia

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: + 603-77726616

_________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)	Previous independent registered accounting firm

a. On September 13, 2017, the Company received a resignation notice by email from Anthony Kam & Associates Ltd. ("AKAM"), its independent registered accounting firm.

b. AKAM’s report on the financial statements for the year ended December 31, 2016 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company's ability to continue as a going concern.

c. Through the period covered by the financial review of financial statements of the annual period ended December 31, 2016, there have been no disagreements with AKAM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AKAM, would have caused them to make reference thereto in their report on the financial statements. Through the interim period through September 13, 2017 (the date of resignation of AKAM), there have been no disagreements with AKAM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of AKAM would have caused them to make reference thereto in their report on the financial statements.

d. We have authorized AKAM to respond fully to the inquiries of the successor accountant.

e. During the interim period through September 13, 2017, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f. We provided AKAM with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that AKAM furnish a letter addressed to the SEC stating whether or not AKAM agrees with the statements noted above. On September 19, 2017, we received confirmation from AKAM that they will furnish the letter to the SEC in due course. A copy of Anthony Kam & Associates Ltd.’s letter, dated September 19, 2017 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Engagement of New Accountant

On September 20, 2017, the Company engaged HKCMCPA Company Limited (“HKCM”), as its new independent registered public accountant. During the year ended December 31, 2016, and prior to September 20, 2017 (the date of the new engagement), we did not consult with HKCM regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements by HKCM, in either case where written or oral advice provided by HKCM would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1 Letter of Anthony Kam & Associates Ltd. dated September 19, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2017	IGS CAPITAL GROUP LIMITED

	By:	/s/ Kok Seng Yeap
Name: Kok Seng Yeap Title: Chief Executive Officer